                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 7, 1996
                                                          ------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                    1-7182                      13-2740599
- -----------------            -----------              ------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


     World Financial Center, North Tower, New York, New York   10281-1220
     --------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code: (212) 449-1000
                                                          --------------



- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events
- -------   -------------

     Exhibits are filed herewith in connection with Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 33-65135) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities, Subordinated Debt Securities and Warrants issuable under an indenture dated as of April 1, 1983 and restated as of April 1, 1987, as amended and supplemented as of May 1, 1996, by the Eighth Supplemental Indenture, between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (collectively, the "Indenture"). The Company will offer 8,500,000 STRYPES 6% STRYPES Due June 1, 1999 Payable with Shares of Common Stock of Cox Communications, Inc. ("STRYPES"). The exhibits consist of the form of Underwriting Agreement, Registration Agreement, Indenture, STRYPES Certificate and STRYPES Agreement relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
- -------   -------------------------------------------------------------------


                             EXHIBITS


 1(a)  -  Underwriting Agreement among the Company, Cox Enterprises,
          Inc. and the Underwriter.

 1(b)  -  Registration Agreement among the Company, Cox Enterprises,
          Inc., Cox Communications, Inc. and the Underwriter.

 4(a) - Senior Indenture, dated as of April 1, 1983, as amended and restated, between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), incorporated herein by reference to Exhibit 99(c) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.

 4(b) - Eighth Supplemental Indenture to the Senior Indenture between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company).

 4(c)  -  Certificate representing the STRYPES.

 10    -  STRYPES Agreement among the Company, Merrill Lynch Capital Services,
          Inc. and Cox Enterprises, Inc. relating to shares of Cox Common Stock.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                 ------------------------------
                                       (Registrant)



                               By: /s/ Theresa Lang
                                   -------------------------
                                       Theresa Lang
                                        Treasurer



Date:  June 7, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K/A DATED JUNE 7, 1996



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX


Exhibit
Number                                                                  Page
- ------                                                                  ----

 1(a)  -  Underwriting Agreement among the Company,
          Cox Enterprises, Inc. and the Underwriter.

 1(b)  -  Registration Agreement among the Company, Cox
          Enterprises, Inc., Cox Communications, Inc.
          and the Underwriter.

 4(a) - Senior Indenture, dated as of April 1, 1983, as amended and restated, between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), incorporated herein by reference to Exhibit 99(c) to Registrant's Registration
          Statement on Form 8-A dated July 20, 1992.

 4(b) - Eighth Supplemental Indenture to the Senior Indenture between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company).

 4(c)  -  Certificate representing the STRYPES.

 10    -  STRYPES Agreement among the Company, Merrill Lynch Capital Services,
          Inc. and Cox Enterprises, Inc. relating to shares of Cox Common Stock.